UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

April 21, 2014

INNOVUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

000-52991	90-0814124
(Commission File Number)	(I.R.S. Employer Identification No.)

4275 Executive Square, Suite 200, La Jolla CA 92037
(Address of principal executive offices) (Zip code)

858-964-5123
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 21, 2014, Innovus Pharmaceuticals, Inc., (the “Company”) provided an update to its corporate presentation. The presentation is currently available on the Company’s website and filed herewith as Exhibit 99.1. The Company does not undertake to update this presentation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Corporate Presentation, dated April 21, 2014

SIGNATURES

In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 21, 2014

Innovus Pharmaceuticals, Inc.

By	/s/ Bassam Damaj
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Corporate Presentation, dated April 21, 2014